UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2008

THE LGL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-106	38-1799862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (407) 298-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 14, 2008, the management of The LGL Group, Inc. (the “Company”), in conjunction with the Company’s Audit Committee, concluded that the Company’s previously issued interim financial statements for fiscal 2007 should no longer be relied upon due to certain errors occasioned by (i) the Company’s failure to identify an impairment of certain assets of Lynch Systems, Inc. (“Lynch Systems”), one of the Company’s wholly-owned subsidiaries, that existed as of June 2007 (the “Impairment Error”); and (ii) the Company’s improper recording of the effects of a currency remeasurement previously performed to correct the erroneous assessment of the functional currency of the Company’s wholly-owned Indian subsidiary (the “Remeasurement Error”).  The Impairment Error and Remeasurement Error are explained in greater detail below.

The Company’s management and audit committee have discussed the matters described herein with the Company’s independent registered public accounting firm, J.H. Cohn LLP.

The Impairment Error

The Company has determined that impairment indicators existed with respect to certain assets of Lynch Systems as of June 2007 based upon criteria defined within Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets,” and that accordingly the carrying value of the identified asset group exceeded its estimated fair value as of June 30, 2007.  The Impairment Error, which was primarily triggered by the Company’s sale of Lynch Systems completed on June 19, 2007, is reflected in the Company’s financial statements for the second quarter of fiscal 2007.

The Remeasurement Error

The Company determined during the second quarter of fiscal 2007 that it erroneously assessed the functional currency of its Indian subsidiary to be the Indian Rupee rather than the U.S. Dollar.  The Company performed a currency remeasurement first disclosed in the Company’s Quarterly Report on Form 10-Q for the second quarter of fiscal 2007.  Upon a further review of the currency remeasurement, performed in connection with the preparation of the Company’s financial statements for inclusion in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, it was determined that the effects of the currency remeasurement were not properly recorded in certain of the Company’s previously issued financial statements.  The Company is in the process of determining the proper effects and materiality of the currency remeasurement.

Item 8.01.	Other Events.

On April 16, 2008, the Company issued a press release regarding its inability to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 within the time period allotted by the Securities Exchange Act of 1934 and the rules promulgated thereunder.  The text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                                           Description

99.1	Press release dated April 16, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

April 16, 2008
THE LGL GROUP, INC.

	By:	/s/ Harold Castle
		Name:	Harold Castle
		Title:	Chief Financial Officer